Notes and Bonds Payable	12 Months Ended
Dec. 31, 2010
Notes and Bonds Payable [Abstract]
NOTES AND BONDS PAYABLE

7.	NOTES AND BONDS PAYABLE

Our notes and bonds payable are summarized as follows as of:

	December 31,
	2010	2009

Notes payable — senior	$635,000	$215,161
Bonds payable	325,000	—

Total notes and bonds payable	960,000	215,161
Less: current portions	(6,350)	(13,771)

Total long-term notes and bonds payable	$953,650	$201,390

Notes Payable

The principal amount of our long term notes payable consists of our senior term loan facility which had an outstanding balance of $635,000 as of December 31, 2010. We had no amounts drawn on our revolving credit facility, and no amounts drawn on our swing-line component, resulting in approximately $149,000 of availability under our credit facility inclusive of the swing-line (after giving effect to $1,000 of outstanding but undrawn letters of credit on such date) as of December 31, 2010. The applicable weighted average interest rate (inclusive of the applicable bank margin) on our senior term loan facility at December 31, 2010 was 5.25%.

The principal amount of our long term notes payable as of December 31, 2009 consists of our senior term loan facility which had an outstanding balance of $215,161. We had no amounts drawn on our revolving credit facility, and no amounts drawn on our swing-line component as of December 31, 2009. We made payments during 2009 on our term loan balance which included an annual excess cash flow payment of approximately $27,516 and scheduled principal payments on our senior term loan facility of $2,499.

Total interest paid during the fiscal years ended December 31, 2010, 2009 and 2008 was approximately $11,855, $14,722 and $18,032, respectively.

We had a credit agreement dated October 23, 2006 that consisted of a senior secured term loan and a revolving line of credit that was administered by Bank of America. On November 16, 2010, we consummated the acquisition of Broadlane and as a result we terminated our credit agreement with Bank of America and entered into a new credit agreement (the “Credit Agreement”) with Barclays Bank and JP Morgan Securities (collectively, the “Banks”). In addition, we closed a private placement offering of senior notes that is described below. The Credit Agreement consists of a six-year $635,000 senior secured term loan facility and a five-year $150,000 senior secured revolving credit facility, including a letter of credit sub-facility of $25,000 and a swing line sub-facility of $25,000. Borrowings under the revolving credit facility may be used for general corporate purposes and working capital. Both the senior secured term loan and revolving credit facility charge a variable interest rate of London Interchange Bank Offering Rate (“LIBOR”) or an alternate base rate plus and applicable margin.

The Credit Agreement also permits the Company to, subject to the satisfaction of certain conditions and obtaining commitments, add one or more incremental term loan facilities, increase the aggregate commitments under the senior secured revolving credit facility or add one or more incremental revolving credit facility tranches in an aggregate amount of up to $200,000, which may have the same guarantees, and be secured equally in all respects by the same collateral, as the senior secured term loan loans and the senior secured revolving credit loans.

The Credit Agreement contains certain customary negative covenants, including but not limited to, limitations on the incurrence of debt, limitations on liens, limitations on fundamental changes, limitations on asset sales and sale leasebacks, limitations on investments, limitations on dividends or distributions on, or redemptions of, equity interests, limitations on prepayments or redemptions of unsecured or subordinated debt, limitations on negative pledge clauses, limitations on transactions with affiliates and limitations on changes to the Company’s fiscal year. The Credit Agreement also includes certain maintenance covenants (beginning March 31, 2011) including but not limited to, a maximum total leverage ratio of consolidated indebtedness to consolidated EBITDA and a minimum consolidated interest coverage ratio of consolidated EBITDA to consolidated cash interest expense (as defined in the Credit Agreement). The Company was in compliance with these covenants as of December 31, 2010.

We are also required to prepay our debt obligations based on an excess cash flow calculation for the applicable fiscal year which is determined in accordance with the terms of our credit agreement. Our first excess cash flow calculation will be completed during the first quarter of 2012 for the fiscal year ended December 31, 2011.

Bonds Payable

In connection with the financing of the Broadlane Acquisition, the Company closed the offering of an aggregate principal amount of $325,000 of senior notes due 2018 (the “Notes”) in a private placement (the “Notes Offering”). The Notes are guaranteed on a senior unsecured basis by each of the Company’s existing domestic subsidiaries and each of the Company’s future domestic restricted subsidiaries in each case that guarantees the Company’s obligations under the Credit Agreement. Each of the subsidiary guarantors is 100% owned by the Company; the guarantees by the subsidiary guarantors are full and unconditional; the guarantees by the subsidiary guarantors are joint and several; the Company has no independent assets or operations; and any subsidiaries of the Company other than the subsidiary guarantors are minor. The Notes and the guarantees are senior unsecured obligations of the Company and the subsidiary guarantors, respectively.

The Notes were issued pursuant to an indenture dated as of November 16, 2010 (the “Indenture”) among the Company, its subsidiary guarantors and Wells Fargo Bank, N.A., as trustee. Pursuant to the Indenture, the Notes will mature on November 15, 2018 and bear 8% annual interest. Interest on the Notes is payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2011.

The Indenture contains certain customary negative covenants, including but not limited to, limitations on the incurrence of debt, limitations on liens, limitations on consolidations or mergers, limitations on asset sales, limitations on certain restricted payments and limitations on transactions with affiliates. The Indenture does not contain any significant restrictions on the ability of the Company or any subsidiary guarantor to obtain funds from the Company or any other subsidiary guarantor by dividend or loan. The Indenture also contains customary events of default. The Company was in compliance with these covenants as of December 31, 2010.

The Company has the option to redeem all or part of the Notes as follows: (i) at any time prior November 15, 2013, the Company may at its option redeem up to 35% of the aggregate original principal amount of Notes issued; and (ii) on or after November 15, 2014, the Company may at its option, redeem all or a part of the Notes after the required notification procedures have been performed, at the following redemption prices:

Year	Percentage

2014	104%
2015	102%
2016 and thereafter	100%

The Notes also contain a redemption feature that would require the repurchase of 101% of the aggregate principal amount plus accrued and unpaid interest at the option of the holders upon a change in control.

As of December 31, 2010, the Company’s 8% senior notes due 2018 were trading at approximately 100.1% of par value.

As of December 31, 2010, we had approximately $45,584 of debt issuance costs related to our Credit Agreement and Notes which will be amortized into interest expense generally over the effective interest method until the maturity date. For the years ended December 31, 2010 and 2009, we recognized approximately $6,863, inclusive of the write-off of $4,330 of the remaining unamortized debt issuance costs from our previous credit agreement with Bank of America, and $1,841, respectively, in interest expense related to the amortization of debt issuance costs.

The following table summarizes our stated debt maturities and scheduled principal repayments as of December 31, 2010:

		Senior Unsecured
Year	Term Loan	Notes	Total

2011	$6,350	$—	$6,350
2012	6,350	—	6,350
2013	6,350	—	6,350
2014	6,350	—	6,350
2015	6,350	—	6,350
Thereafter	603,250	325,000	928,250

	$635,000	$325,000	$960,000

Finance Obligation

We entered into a lease agreement for a certain office building in Cape Girardeau, Missouri with an entity owned by the former owner of a company that was acquired in May 2001 (the “Lease Agreement”). Under the terms of the Lease Agreement, we were required to purchase the office building and adjoining retail space on January 7, 2004 for $9,274. The fair value of the office building and related retail space at the acquisition date was $6,000 and $2,900, respectively.

In August 2003, we facilitated the sale of the office building and related retail space under the Lease Agreement. We entered into a new lease with the new owner of the office building and provided a $1,000 letter of credit and eight months of prepaid rent in connection with the new lease. The lease agreement was for ten years. The letter of credit and prepaid rent constitute continuing involvement as defined in GAAP relating to leases, and as such the transaction did not qualify for sale and leaseback accounting. In accordance with the guidance, the Company recorded the transaction as a financing obligation. As such, the book value of the assets and related obligation remain on the Company’s consolidated financial statements. We recorded a $501 commission on the sale of the building as an increase to the corresponding financing obligation. In addition, we deferred $386 in financing costs that will be amortized into expense over the life of the obligation. Subsequent to the date of sale (August 2003), we decreted the finance obligation in accordance with a policy that would match the amortization of the corresponding asset. The amount of the financial obligation decretion for the years ended December 31, 2010 and 2009 was $167 and $152, respectively.

In July 2007, we extended the lease terms of the Lease Agreement an additional four years through July 2017. The terms of the lease extension were substantially similar to that of the original lease term, and our outstanding letter of credit continues to constitute continuing involvement as defined by the guidance previously described. The lease extension effectively increased our outstanding finance obligation and corresponding office building asset by $1,121 at the time of the amendment.

The lease payments on the office building are charged to interest expense in the periods they are due. The lease payments included as interest expense in the accompanying statement of operations for the years ended December 31, 2010, 2009 and 2008 were $658, $658 and $647, respectively.

Rental income and additional interest expense is imputed on the retail space of approximately $438 annually. Both the income and the expense are included in “Other income (expense)” in the accompanying consolidated statement of operations for each of the years ended December 31, 2010, 2009 and 2008 with no effect to net income. Under the Lease Agreement, we are not entitled to actual rental income on the retail space, nor do we have legal title to the building.

When we have no further continuing involvement with the building as defined under generally accepted accounting principles relating to leases, we will remove the net book value of the office building, adjoining retail space, and the related finance obligation and account for the remainder of our payments under the Lease Agreement as an operating lease. Under the Lease Agreement, we will not obtain title to the office building and retail space. Our future commitment is limited to the payments required by the ten year Lease Agreement. At December 31, 2010, the future undiscounted payments under the Lease Agreement aggregate to $4,440.

Future payments of the finance obligation as of December 31, 2010 are as follows:

Obligations
Under
Capital Lease

2011	$1,103
2012	1,114
2013	1,114
2014	1,114
2015	1,114
Thereafter	9,714

15,273
Less: Amounts representing interest	(5,582)

Net present value of capital lease obligation	9,691
Less: Amount representing current portion	(186)

Finance obligation, less current portion	$9,505